INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2019	Highland Income Fund

Principal Amount ($)		Value ($)
U.S. Senior Loans (a) — 57.4%
Commercial Services — 3.2%
	American Traffic Solutions, Inc.,
10,102,055	VAR LIBOR USD 3 Month+3.750%, 02/21/25	10,156,758
	EmployBridge LLC, 2018 Refinancing Term Loan,
13,485,547	VAR LIBOR USD 3 Month+4.500%, 04/18/25	13,485,547
	Fort Dearborn Holding Company, Inc., Initial Term Loan,
8,542,701	VAR LIBOR USD 3 Month+4.000%, 10/19/23	8,435,918

		32,078,223

Communication Services — 2.0%
8,000,000	Clear Channel Outdoor Holdings, Inc. Term Loan B, 08/21/26	8,033,560
6,410,409	iHeartCommunications Inc.,	6,459,576
5,954,396	TerreStar Corporation, Term Loan D, 11.000% PIK 02/27/20 (c)(d)	5,954,396

		20,447,532

Consumer Discretionary — 2.9%
	Truck Hero, Inc., Initial Term Loan, 1st Lien,
13,580,484	VAR LIBOR USD 3 Month+3.750%, 04/22/24	12,743,043
	Truck Hero, Inc., Initial Term Loan, 2nd Lien,
4,076,667	VAR LIBOR USD 3 Month+8.250%, 04/21/25	3,811,683
	USS Ultimate Holdings, Inc., Initial Term Loan, 1st Lien,
11,875,878	VAR LIBOR USD 3 Month+3.750%, 08/09/24	11,904,083

		28,458,809

Consumer Products — 1.7%
	Dayco Products, LLC, Term Loan B,
3,342,662	VAR LIBOR USD 3 Month+4.250%, 05/08/23	3,033,466
	KIK Custom Products, Inc., Initial Term Loan,
14,068,966	VAR LIBOR USD 3 Month+4.000%, 05/15/23	13,383,103

		16,416,569

Energy — 2.7%
	Fieldwood Energy LLC, Closing Date Loan, 2nd Lien,
15,904,030	VAR LIBOR USD 3 Month+7.250%, 04/11/23	12,016,370

Principal Amount ($)		Value ($)
U.S. Senior Loans (continued)
Energy (continued)
	Traverse Midstream Partners LLC, Term Loan,
17,061,177	VAR LIBOR USD 3 Month+4.000%, 09/27/24	15,141,795

		27,158,165

Financial — 2.4%
	BCP Renaissance Parent LLC, Term Loan B,
9,900,000	VAR LIBOR USD 3 Month+3.500%, 10/31/24	9,479,299
	Edelman Financial Center (The), Initial Term Loan,
5,955,000	VAR LIBOR USD 3 Month+3.250%, 07/21/25	5,971,466
	Edelman Financial Group (The), Term Loan, 2nd Lien,
9,447,348	VAR LIBOR USD 3 Month+6.750%, 06/26/26	9,465,062

		24,915,827

Gaming/Leisure — 1.1%
22,925,890	Ginn-LA CS Borrower LLC, Tranche A Term Loan Credit-Linked Deposit, 1st Lien, (b)(c)(d)	—
49,138,954	Ginn-LA CS Borrower LLC, Tranche B Term Loan, 1st Lien, (b)(c)(d)	—
13,677,126	LLV Holdco, LLC, Revolving Exit Loan, 09/03/20 (b)(c)(d)(e)	10,941,700

		10,941,700

Healthcare — 7.7%
	American Renal Holdings Inc., Term Loan B,
2,701,633	VAR LIBOR USD 3 Month+3.250%, 06/21/24	2,636,632
	BW NHHC Holdco Inc., Initial Term Loan, 1st Lien,
13,715,278	VAR LIBOR USD 3 Month+5.000%, 05/15/25	11,520,833
55,260,321	CCS Medical, Inc., Term Loan, 05/31/20 (c)(d)(e)	34,316,660
	Envision Healthcare Corporation, Initial Term Loan, 1st Lien,
7,905,088	VAR LIBOR USD 3 Month+3.750%, 10/10/25	6,474,741
	First Eagle Holdings, Inc. (fka Arnhold and S. Bleichroeder Holdings, Inc.), Refinancing Term Loan,
248,125	VAR LIBOR USD 3 Month+2.750%, 12/02/24	248,642

INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2019	Highland Income Fund

Principal Amount ($)		Value ($)
U.S. Senior Loans (continued)
Healthcare (continued)
	Radnet Management, Inc., Term Loan B-1, 1st Lien,
10,062,357	VAR LIBOR USD 3 Month+3.750%, 06/30/23	10,112,668
	Sound Inpatient Physicians Holdings LLC, 2nd Lien,
1,777,778	VAR LIBOR USD 3 Month+6.750%, 06/19/26	1,778,222
	Surgery Center Holdings, Inc. Term Loan B,
10,267,077	VAR LIBOR USD 3 Month+3.250%, 09/02/24	10,059,169

		77,147,567

Housing — 1.2%
	84 Lumber Company, Term Loan B-1,
11,879,062	VAR LIBOR USD 3 Month+5.250%, 10/25/23	11,945,941

Industrials — 3.4%
	Hayward Industries, Inc., Initial Term Loan, 1st Lien,
14,847,393	VAR LIBOR USD 3 Month+3.500%, 08/05/24	14,383,412
	Omnimax International, Inc., Unsecured Term Loan,
8,975,420	14.000% PIK 02/06/21 (c)(d)	8,742,059
	PSC Industrial Holdings Corp., Initial Term Loan, 2nd Lien,
4,000,000	VAR LIBOR USD 3 Month+8.500%, 10/11/25	3,850,000
	PSC Industrial Holdings Corp., Term Loan, 1st Lien,
6,943,463	VAR LIBOR USD 3 Month+3.750%, 10/11/24	6,929,021

		33,904,492

Information Technology — 11.3%
	Avaya Inc., Tranche B Term Loan,
15,152,641	VAR LIBOR USD 3 Month+4.250%, 12/15/24	14,437,664
	EDS Legacy Partners,
57,000,000	VAR LIBOR USD 3 Month+2.750%, 12/14/23 (c)(d)(e)	58,425,000
	Intermedia Holdings, Inc., New Term Loan, 1st Lien,
9,925,000	VAR LIBOR USD 3 Month+6.000%, 07/21/25	9,941,128
	Kronos Incorporated, Initial Term Loan, 2nd Lien,
4,800,000	VAR LIBOR USD 3 Month+8.250%, 10/18/24	4,891,992

Principal Amount ($)		Value ($)
U.S. Senior Loans (continued)
Information Technology (continued)
	Neustar, Inc., Term Loan B4,
11,410,322	VAR LIBOR USD 3 Month+3.500%, 08/08/24	11,045,192
	Procera Networks, Inc., Initial Term Loan,
14,831,937	VAR LIBOR USD 3 Month+4.500%, 10/30/25	14,813,397

		113,554,373

Manufacturing — 0.7%
	VC GB Holdings, Inc., Refinancing Term Loan, 1st Lien,
6,561,283	VAR LIBOR USD 3 Month+3.250%, 02/28/24	6,479,267

Oil & Gas — 0.9%
9,262,500	Lower Cadence Holdings LLC, Initial Term Loan, 1st Lien, 05/08/26	9,051,222

Real Estate — 2.1%
	Forest City Enterprises, L.P., Initial Term Loan,
9,161,538	VAR LIBOR USD 3 Month+4.000%, 12/08/25	9,240,282
	Specialty Building Products Holdings, LLC, Initial Term Loan,
11,940,000	VAR LIBOR USD 3 Month+5.750%, 09/25/25	11,969,910

		21,210,192

Retail — 5.0%
	Academy, Ltd., Initial Term Loan,
18,610,635	VAR LIBOR USD 3 Month+4.000%, 07/01/22	13,093,885
	Dealer Tire, LLC, Initial Term Loan,
15,619,921	VAR LIBOR USD 3 Month+5.500%, 12/04/25	15,688,336
	General Nutrition Centers, Inc., FILO Term Loan,
1,178,368	VAR LIBOR USD 3 Month+7.000%, 12/31/22	1,185,102
	General Nutrition Centers, Inc., Tranche B-2 Term Loan, 1st Lien,
9,900,316	VAR LIBOR USD 3 Month+8.750%, 03/04/21	9,488,860
	Jo-Ann Stores, LLC, Initial Loan, 1st Lien,
10,155,080	VAR LIBOR USD 3 Month+5.000%, 10/20/23	7,036,607
	Jo-Ann Stores, LLC, Initial Loan, 2nd Lien,
9,554,955	VAR LIBOR USD 3 Month+9.250%, 05/21/24	3,172,245

		49,665,035

INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2019	Highland Income Fund

Principal Amount ($)		Value ($)
U.S. Senior Loans (continued)
Service — 5.2%
	Advantage Sales & Marketing Inc., Initial Term Loan, 1st Lien,
6,668,045	VAR LIBOR USD 3 Month+3.250%, 07/23/21	6,243,891
	Advantage Sales & Marketing Inc., Term Loan B2, 1st Lien,
2,177,895	VAR LIBOR USD 3 Month+3.250%, 07/23/21	2,026,804
	Advantage Sales & Marketing Inc., Term Loan, 2nd Lien,
13,710,000	VAR LIBOR USD 3 Month+6.500%, 07/25/22	11,920,091
	CSC SW Holdco, Inc. (fka CSC Serviceworks, Inc.), Term Loan B-1, 1st Lien,
10,041,374	VAR LIBOR USD 3 Month+3.250%, 11/14/22	9,890,753
	EnergySolutions, LLC (aka Envirocare of Utah, LLC), Initial Term Loan, 1st Lien,
5,975,209	VAR LIBOR USD 3 Month+3.750%, 05/09/25	5,601,758
	Parexel International, Term Loan B, 1st Lien,
9,505,322	VAR LIBOR USD 3 Month+2.750%, 09/27/24	9,048,734
	USI, Inc. (fka Compass Investors Inc.), 2017 New Term Loan, 1st Lien,
7,542,785	VAR LIBOR USD 3 Month+3.000%, 05/16/24	7,428,097

		52,160,128

Transportation — 1.4%
	Capital Automotive LP, Term Loan, 2nd Lien,
1,676,175	VAR LIBOR USD 3 Month+6.000%, 03/21/25	1,688,754
	Gruden Acquisition, Inc., Incremental Term Loan, 1st Lien,
11,699,754	VAR LIBOR USD 3 Month+5.500%, 08/18/22	11,670,505

		13,359,259

Utilities — 2.5%
	Eastern Power, LLC (Eastern Covert Midco, LLC), Term Loan,
11,397,995	VAR LIBOR USD 3 Month+3.750%, 10/02/23	11,450,995
	Granite Acquisition, Inc., Term Loan B, 2nd Lien,
2,319,304	VAR LIBOR USD 3 Month+7.250%, 12/19/22	2,324,232
	Lightstone Holdco LLC, Refinancing Term Loan B,
11,780,034	VAR LIBOR USD 3 Month+3.750%, 01/30/24	11,327,209

Principal Amount ($)		Value ($)
U.S. Senior Loans (continued)
Utilities (continued)
	Lightstone Holdco LLC, Refinancing Term Loan C,
664,412	VAR LIBOR USD 3 Month+3.750%, 01/30/24	638,872
59,127,210	Texas Competitive Electric Holdings Co., LLC, Extended Escrow Loan, (f)	59,127

		25,800,435

	Total U.S. Senior Loans (Cost $710,161,771)	574,694,736

Shares
Preferred Stock (g) — 29.2%
Energy — 1.7%
1,790,983	Crestwood Equity Partners LP 9.25%	16,539,728

Financial — 3.4%
3,980	Eastland CLO, Ltd. 1.00%, 05/01/2022	1,795,975
997,315	Federal Home Loan Mortgage 5.30%	18,192,609
545,289	Federal National Mortgage Association 8.25%	13,230,347

		33,218,931

Real Estate — 24.1%
645,161	Braemar Hotels & Resorts, Inc., REIT 5.50% (h)	13,458,058
180,008	Creek Pine Holdings, LLC, REIT 10.25% (c)(d)(h)	202,856,791
23,649	Jernigan Capital, Inc., REIT 7.00% (c)(d)	24,971,599
57,262	Wheeler Real Estate Investment Trust, REIT 9.00% (g)	743,432

		242,029,880

	Total Preferred Stock (Cost $264,095,606)	291,788,539

Collateralized Loan Obligations — 21.6%
	Acis CLO, Ltd., Series 2014-3A, Class E
4,000,000	VAR ICE LIBOR USD 3 Month+4.750%, 7.00%, 2/1/2026 (i)(j)(k)	3,000,000
	Acis CLO, Ltd., Series 2014-4A, Class E
14,750,000	VAR ICE LIBOR USD 3 Month+4.800%, 7.05%, 5/1/2026 (i)(j)(k)	11,062,500
	Acis CLO, Ltd., Series 2015-6A, Class D
1,000,000	VAR ICE LIBOR USD 3 Month+3.770%, 6.02%, 5/1/2027 (i)(j)(k)	973,125
	Acis CLO, Ltd., Series 2014-4A, Class D
750,000	VAR ICE LIBOR USD 3 Month+3.100%, 5.35%, 5/1/2026 (j)(k)	722,897
	Acis CLO, Ltd., Series 2015-6A, Class E
7,500,000	VAR ICE LIBOR USD 3 Month+5.490%, 7.74%, 5/1/2027 (i)(j)(k)	6,531,250

INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2019	Highland Income Fund

Principal Amount ($)		Value ($)
Collateralized Loan Obligations (continued)
	Acis CLO, Ltd., Series 2014-5A, Class D
7,000,000	VAR ICE LIBOR USD 3 Month+4.340%, 6.59%, 11/1/2026 (i)(j)(k)	6,790,000
	Apidos CLO XXII, Series 2015-22A, Class D
3,000,000	VAR ICE LIBOR USD 3 Month+6.000%, 8.28%, 10/20/2027 (j)(k)	2,991,096
	Atrium IX, Series 2017-9A, Class ER
2,300,000	VAR ICE LIBOR USD 3 Month+6.450%, 8.59%, 5/28/2030 (j)(k)	2,205,953
	BlueMountain CLO, Ltd., Series 2018-1A, Class E
3,000,000	VAR ICE LIBOR USD 3 Month+5.950%, 8.22%, 7/30/2030 (j)(k)	2,731,830
	BlueMountain CLO, Ltd., Series 2015-3A, Class ER
6,500,000	VAR ICE LIBOR USD 3 Month+8.080%, 10.36%, 4/20/2031 (i)(j)(k)	5,625,750
	Bristol Park CLO, Series 2016-1A, Class E
1,500,000	VAR ICE LIBOR USD 3 Month+7.250%, 9.55%, 4/15/2029 (j)(k)	1,398,750
	California Street CLO IX, Series 2019-9A, Class FR2
3,500,000	VAR ICE LIBOR USD 3 Month+8.520%, 10.80%, 7/16/2032 (j)(k)	3,290,000
	Carlyle Global Market Strategies CLO, Series 2018-1A, Class ER
5,375,000	VAR ICE LIBOR USD 3 Month+5.400%, 7.70%, 4/17/2031 (j)(k)	4,415,025
	Carlyle Global Market Strategies CLO, Series 2019-1A, Class ER
5,382,500	VAR ICE LIBOR USD 3 Month+6.940%, 9.22%, 7/20/2031 (j)(k)	5,095,074
	Catamaran CLO, Ltd., Series 2014-2A, Class D
3,000,000	VAR ICE LIBOR USD 3 Month+4.850%, 7.15%, 10/18/2026 (i)(j)(k)	2,946,000
	Catamaran CLO, Ltd., Series 2015-1A, Class E
2,250,000	VAR ICE LIBOR USD 3 Month+5.150%, 7.43%, 4/22/2027 (j)(k)	2,075,625
	Cathedral Lake CLO, Ltd., Series 2013-1A, Class DR
1,250,000	9.85%, 10/15/2029 (k)	1,157,500
	VAR 3-month LIBOR+7.250%, 10.06%, 10/15/2029 (j)(k)	1,125
	CIFC Funding, Ltd., Series 2014-1A, Class ER2
1,000,000	VAR ICE LIBOR USD 3 Month+5.850%, 8.15%, 1/18/2031 (j)(k)	905,000
	CIFC Funding, Ltd., Series 2017-3A, Class D
1,225,000	VAR ICE LIBOR USD 3 Month+6.000%, 8.28%, 7/20/2030 (j)(k)	1,139,862

Principal Amount ($)		Value ($)
Collateralized Loan Obligations (continued)
	CIFC Funding, Ltd., Series 2017-4A, Class D
3,000,000	VAR ICE LIBOR USD 3 Month+6.100%, 8.38%, 10/24/2030 (j)(k)	2,850,000
	CIFC Funding, Ltd., Series 2014-3A, Class FR2
5,000,000	VAR ICE LIBOR USD 3 Month+8.250%, 10.53%, 10/22/2031 (i)(j)(k)	3,825,000
	Covenant Credit Partners CLO III, Series 2017-1A, Class F
4,000,000	VAR ICE LIBOR USD 3 Month+7.950%, 10.25%, 10/15/2029 (j)(k)	3,370,000
	Denali Capital CLO XI, Series 2015-1A, Class ER
4,600,000	VAR ICE LIBOR USD 3 Month+8.250%, 10.53%, 10/20/2028 (i)(j)(k)	4,201,778
	Dryden 36 Senior Loan Fund, Series 2019-36A, Class ER2
2,050,000	VAR ICE LIBOR USD 3 Month+6.880%, 9.18%, 4/15/2029 (j)(k)	1,994,958
	Dryden 42 Senior Loan Fund, Series 2018-42A, Class FR
1,000,000	VAR ICE LIBOR USD 3 Month+7.200%, 9.50%, 7/15/2030 (j)(k)	815,000
	Dryden 64 CLO, Series 2018-64A, Class F
3,500,000	VAR ICE LIBOR USD 3 Month+7.150%, 9.45%, 4/18/2031 (i)(j)(k)	2,835,000
	Eaton Vance CLO, Series 2019-1A, Class F
8,000,000	VAR ICE LIBOR USD 3 Month+8.250%, 10.75%, 4/15/2031 (j)(k)	7,520,000
	Eaton Vance CLO, Series 2013-1A, Class DRR
2,000,000	VAR ICE LIBOR USD 3 Month+7.100%, 9.32%, 1/15/2028 (j)(k)	1,990,000
	ECP CLO, Ltd., Series 2018-7A, Class DR
6,000,000	VAR ICE LIBOR USD 3 Month+5.900%, 8.18%, 4/22/2030 (j)(k)	4,740,000
	Galaxy XXVI CLO, Ltd., Series 2018-26A, Class F
5,450,000	VAR ICE LIBOR USD 3 Month+8.000%, 10.15%, 11/22/2031 (j)(k)	4,687,000
	Goldentree Loan Management US CLO 3, Series 2018-3A, Class F
3,000,000	VAR ICE LIBOR USD 3 Month+6.500%, 8.78%, 4/20/2030 (j)(k)	2,558,370
	Goldentree Loan Management US CLO 4, Series 2019-4A, Class F
3,500,000	VAR ICE LIBOR USD 3 Month+6.400%, 8.68%, 4/24/2031 (j)(k)	2,730,000

INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2019	Highland Income Fund

Principal Amount ($)		Value ($)
Collateralized Loan Obligations (continued)
	GoldenTree Loan Opportunities IX, Ltd., Series 2018-9A, Class FR2
3,500,000	VAR ICE LIBOR USD 3 Month+7.640%, 9.90%, 10/29/2029 (i)(j)(k)	3,045,000
	Jamestown CLO IX, Series 2019-9A, Class DR
5,500,000	VAR ICE LIBOR USD 3 Month+6.940%, 9.22%, 10/20/2028 (i)(j)(k)	5,467,364
	Jay Park CLO, Ltd., Series 2018-1A, Class ER
6,000,000	VAR ICE LIBOR USD 3 Month+7.350%, 9.63%, 10/20/2027 (i)(j)(k)	5,220,000
	JFIN CLO, Ltd., Series 2013-1I, Class E
3,000,000	VAR ICE LIBOR USD 3 Month+6.000%, 8.28%, 1/20/2025 (j)	2,280,000
	KKR CLO 21, Series 2018-21, Class F
1,500,000	VAR ICE LIBOR USD 3 Month+7.250%, 9.55%, 4/15/2031 (j)(k)	1,230,000
	LCM XIII, Ltd., Series 2016-13A, Class ER
3,000,000	VAR ICE LIBOR USD 3 Month+7.300%, 9.60%, 7/19/2027 (i)(j)(k)	2,895,000
	LCM XIV, Ltd., Series 2018-14A, Class FR
3,000,000	VAR ICE LIBOR USD 3 Month+7.610%, 9.89%, 7/20/2031 (j)(k)	2,520,000
	LCM XXIII, Ltd., Series 2016-23A, Class D
1,000,000	VAR ICE LIBOR USD 3 Month+7.050%, 9.33%, 10/20/2029 (i)(j)(k)	885,000
	Madison Park Funding XXIV, Series 2019-24A, Class ER
5,000,000	VAR ICE LIBOR USD 3 Month+7.200%, 9.38%, 10/20/2029 (j)(k)	5,000,000
	Madison Park Funding XXX, Series 2018-30A, Class F
1,000,000	VAR ICE LIBOR USD 3 Month+6.850%, 9.15%, 4/15/2029 (j)(k)	900,000
	Magnetite VII, Ltd., Series 2018-7A, Class ER2
490,000	VAR ICE LIBOR USD 3 Month+6.500%, 8.80%, 1/15/2028 (j)(k)	441,000
	Mountain View Clo XIV, Series 2019-1A, Class F
500,000	VAR ICE LIBOR USD 3 Month+8.700%, 11.32%, 4/15/2029 (j)(k)	463,650
	MP CLO VII, Series 2018-1A, Class FRR
5,800,000	VAR ICE LIBOR USD 3 Month+7.910%, 10.21%, 10/18/2028 (j)(k)	5,142,473
	Nassau, Ltd., Series 2017-IA, Class D
1,575,000	VAR ICE LIBOR USD 3 Month+6.180%, 8.48%, 10/15/2029 (j)(k)	1,449,000
	Neuberger Berman CLO XX, Ltd., Series 2017-20A, Class FR
3,000,000	VAR ICE LIBOR USD 3 Month+7.450%, 9.75%, 1/15/2028 (i)(j)(k)	2,759,800

Principal Amount ($)		Value ($)
Collateralized Loan Obligations (continued)
	Northwoods Capital XII-B, Ltd., Series 2018-12BA, Class F
4,000,000	VAR ICE LIBOR USD 3 Month+8.170%, 10.29%, 6/15/2031 (j)(k)	3,300,000
	OZLM Funding III, Ltd., Series 2016-3A, Class DR
1,000,000	VAR ICE LIBOR USD 3 Month+7.770%, 10.05%, 1/22/2029 (j)(k)	985,000
	OZLM XXII, Ltd., Series 2018-22A, Class E
3,110,000	VAR ICE LIBOR USD 3 Month+7.390%, 9.69%, 1/17/2031 (j)(k)	2,581,300
	Palmer Square CLO, Ltd., Series 2019-1A, Class DR2
3,750,000	VAR ICE LIBOR USD 3 Month+6.250%, 8.40%, 5/21/2029 (i)(j)(k)	3,535,875
	Saranac CLO III, Ltd., Series 2018-3A, Class ER
3,150,000	VAR ICE LIBOR USD 3 Month+7.500%, 9.66%, 6/22/2030 (j)(k)	2,956,905
	Saranac CLO VI, Ltd., Series 2018-6A, Class E
5,000,000	VAR ICE LIBOR USD 3 Month+6.400%, 8.53%, 8/13/2031 (j)(k)	4,379,000
	Shackleton CLO IX, Ltd., Series 2016-9A, Class E
1,500,000	VAR ICE LIBOR USD 3 Month+6.760%, 9.04%, 10/20/2028 (i)(j)(k)	1,323,900
	Steele Creek CLO, Series 2018-1A, Class FR
500,000	VAR ICE LIBOR USD 3 Month+6.900%, 9.02%, 6/15/2031 (j)(k)	412,500
	Symphony CLO XXI, Series 2019-21A, Class E
1,500,000	VAR ICE LIBOR USD 3 Month+6.750%, 9.11%, 7/15/2032 (j)(k)	1,449,300
	TCW CLO, Series 2019-1A, Class F
1,000,000	VAR ICE LIBOR USD 3 Month+8.670%, 10.83%, 2/15/2029 (j)(k)	945,000
	TICP CLO I-2, Series 2018-IA, Class E
2,200,000	VAR ICE LIBOR USD 3 Month+8.000%, 10.27%, 4/26/2028 (j)(k)	1,933,250
	TICP CLO III-2, Ltd., Series 2018-3R, Class F
4,150,000	VAR ICE LIBOR USD 3 Month+7.980%, 10.26%, 4/20/2028 (j)(k)	3,587,053
	Trinitas CLO III, Ltd., Series 2015-3A, Class E
2,000,000	VAR ICE LIBOR USD 3 Month+5.250%, 7.55%, 7/15/2027 (j)(k)	1,540,000
	Trinitas CLO X, Series 2019-10A, Class F
9,000,000	VAR ICE LIBOR USD 3 Month+7.785%, 10.09%, 4/15/2032 (j)(k)	8,010,000

INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2019	Highland Income Fund

Principal Amount ($)		Value ($)
Collateralized Loan Obligations (continued)
	Venture XIII CLO, Ltd., Series 2017-13A, Class ER
575,000	VAR ICE LIBOR USD 3 Month+6.750%, 8.88%, 9/10/2029 (j)(k)	541,420
	Voya CLO, Ltd., Series 2018-4A, Class ER
3,200,000	VAR ICE LIBOR USD 3 Month+9.050%, 11.35%, 7/14/2031 (j)(k)	3,104,000
	Voya CLO, Ltd., Series 2019-2A, Class DR
7,580,000	VAR ICE LIBOR USD 3 Month+7.110%, 9.29%, 7/19/2028 (j)(k)	7,390,500
	Voya, Ltd., Series 2016-4A, Class DR
3,650,000	VAR ICE LIBOR USD 3 Month+7.650%, 9.95%, 10/15/2028 (j)(k)	3,607,218
	Wellfleet CLO, Ltd., Series 2018-2A, Class DR
3,950,000	VAR ICE LIBOR USD 3 Month+5.500%, 7.78%, 10/20/2028 (j)(k)	3,708,063
	Z Capital Credit Partners CLO, Ltd., Series 2015-1A, Class E
7,250,000	VAR ICE LIBOR USD 3 Month+5.970%, 8.29%, 7/16/2027 (i)(j)(k)	6,159,600
	Zais CLO 3, Ltd., Series 2018-3A, Class DR
3,000,000	VAR ICE LIBOR USD 3 Month+6.910%, 9.21%, 7/15/2031 (j)(k)	2,542,500
	Zais CLO 7, Ltd., Series 2017-2A, Class E
1,250,000	VAR ICE LIBOR USD 3 Month+7.150%, 9.45%, 4/15/2030 (j)(k)	1,107,083
	Zais CLO 8, Ltd., Series 2018-1A, Class E
3,300,000	VAR ICE LIBOR USD 3 Month+5.250%, 7.55%, 4/15/2029 (j)(k)	2,541,000

	Total Collateralized Loan Obligations (Cost $235,976,541)	216,514,222

Shares
Common Stocks — 13.0%
Communication Services — 4.7%
714,204	Clear Channel Outdoor Holdings, Inc., Class A (h)	1,799,794
339,558	iHeartMedia, Inc. (h)	5,093,370
49,600	Loral Space & Communications, Inc. (h)	2,053,440
502,161	Metro-Goldwyn-Mayer, Inc. (l)	30,380,741
27,134	TerreStar Corporation (c)(d)(l)	7,544,066

		46,871,411

Consumer Discretionary (h) — 0.8%
1,450	Toys ‘R’ Us	382,497
1,450	Tru Kids, Inc.	7,267,324

		7,649,821

Energy — 0.9%
167,419	Fieldwood Energy LLC (h)	4,457,531
39,000	Pioneer Natural Resources	4,905,030

Principal Amount ($)		Value ($)
Common Stocks (continued)

Shares
Energy — continued
1,118,286	Value Creation, Inc. (c)(d)	1

		9,362,562

Gaming/Leisure (c)(d)(e) — 0.0%
34,512	LLV Holdco LLC — Series A, Membership Interest	—
436	LLV Holdco LLC — Series B, Membership Interest	—

		—

Healthcare — 0.0%
207,031	CCS Medical Inc. (c)(d)(e)	—
18,750	Portola Pharmaceuticals, Inc. (h)	502,875

		502,875

Housing (c)(d) — 0.0%
1,648,350	Westgate Investments LLC	—

Industrials (h) — 0.1%
250,627	Remington Outdoor Co., Inc.	563,911

Information Technology (h) — 0.2%
190,617	Avaya Holdings Corp.	1,950,012

Materials (h) — 0.2%
299,032	MPM Holdings, Inc.	1,495,160
14,621	Omnimax International, Inc. (c)(d)	713,200

		2,208,360

Real Estate — 6.1%
1,393,678	Allenby (c)(d)(e)	1
9,370,190	Claymore (c)(d)(e)	9
31,232	Jernigan Capital, Inc., REIT	601,216
2,918,931	NFRO REIT SUB, LLC (c)(d)(e)	60,702,826

		61,304,052

	Total Common Stocks (Cost $425,814,420)	130,413,004

LLC Interest — (c)(d) 9.1%
11,854,987	SFR WLIF I, LLC	12,108,683
52,666,031	SFR WLIF II, LLC	53,851,017
25,478,982	SFR WLIF III, LLC	25,229,288

	Total LLC Interest (Cost $90,000,000)	91,188,988

Agency Collateralized Mortgage Obligations (k) — 9.0%
	FREMF Mortgage Trust, Series 2019-KF60, Class C
60,630,654	VAR LIBOR USD 1 Month+6.000%, 8.09%, 2/25/2026 (i)	60,479,078
54,160,055	FREMF Mortgage Trust, Series 2019-K97, Class D 0.00%, 1/25/2030	24,089,201
588,534,388	FREMF Mortgage Trust, Series 2019-K97, Class X2A 0.10%, 7/25/2029	4,722,524

INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2019	Highland Income Fund

Principal Amount ($)		Value ($)
Agency Collateralized Mortgage Obligations — continued
133,593,827	FREMF Mortgage Trust, Series 2019-K97, Class X2B 0.10%, 1/25/2030	819,451

	Total Agency Collateralized Mortgage Obligations (Cost $90,384,917)	90,110,254

Corporate Bonds & Notes — 4.0%
Energy (b) — 0.1%
15,600,000	Ocean Rig UDW, Inc. 7.25%, 04/01/19 (c)(d)(k)	1,076,400
5,000,000	Rex Energy Corp. 8.00%, 10/03/19	25,000

		1,101,400

Industrials (b) — 0.0%
7,500,000	American Airlines	189,000

Information Technology (b) — 0.0%
4,571,000	Avaya, Inc., (c)(d)	—

Real Estate — 0.1%
2,000,000	CBL & Associates 5.95%, 12/15/26	1,415,000

Utilities (b) — 3.8%
13,753,863	Bruce Mansfield Unit 1 2007 Pass-Through Trust 6.85%,	10,812,009
	Pacific Gas & Electric
1,500,000	5.80%, 03/01/37	1,696,875
12,000,000	6.05%, 03/01/34	13,680,000
4,000,000	6.25%, 03/01/39	4,640,000
5,000,000	6.35%, 02/15/38	5,850,000
20,000,000	Texas Competitive Electric Holdings Co., LLC (f)	101,000
8,000,000	Texas Competitive Electric Holdings Co., LLC	36,000

		36,815,884

	Total Corporate Bonds & Notes (Cost $49,778,658)	39,521,284

Foreign Denominated or Domiciled Senior Loans (a) — 2.3%
Canada — 0.8%
	Bausch Health Companies Inc. (fka Valeant Pharmaceuticals International, Inc.), Initial Term Loan,
8,263,910	VAR LIBOR USD 3 Month+3.000%, 06/02/25	8,306,965

Luxembourg — 1.5%
	Intelsat Jackson Holdings S.A., Tranche B-3 Term Loan,
15,000,000	VAR LIBOR USD 3 Month+3.750%, 11/27/23	15,063,300

	Total Foreign Denominated or Domiciled Senior Loans (Cost $23,193,950)	23,370,265

Principal Amount ($)		Value ($)

Shares
Registered Investment Company (e) — 1.8%
989,143	NexPoint Strategic Opportunities Fund	17,735,334

	Total Registered Investment Company (Cost $19,336,833)	17,735,334

Contracts
Purchased Options (h) — 0.6%
	Total Purchased Call Options (Cost $9,463,643)	6,135,499

Non-U.S. Government Bond — 0.2%
	Argentine Republic Government International Bond,
2,000,000	6.88%, 04/22/21	992,520
2,000,000	8.00%, 10/08/20	846,851

	Total Non-U.S. Government Bond (Cost $2,597,931)	1,839,371

Units
Rights — 0.1%
Utilities (h) — 0.1%
1,117,866	Texas Competitive Electric Holdings Co., LLC	989,311

	Total Rights (Cost $3,882,778)	989,311

Warrants (h) — 0.0%
Energy — 0.0%
5,801	Arch Coal, Inc., Expires 10/08/2023	174,030

Industrials — 0.0%
453	Omnimax Holdings, Inc., Expires 12/31/2049 (c)(d)	22,076
178,140	Remington Outdoor Co., Inc.	—

		22,076

	Total Warrants (Cost $264,794)	196,106

Claims (b)(c)(d)(h)(m) — 0.0%
Communication Services — 0.0%
3,791,858	Lehman Brothers Commercial Paper LCPI Claim Facility	$52,138

	Total Claims (Cost $1,814,883)	52,138

INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2019	Highland Income Fund

Principal Amount ($)		Value ($)
Cash Equivalents — 0.0%
Money Market Fund(n) — 0.0%
73,970	State Street Institutional U.S. Government Money Market Fund, Premier Class 2.390%	73,970

	Total Cash Equivalents (Cost $73,970)	73,970

Total Investments — 148.3%		1,484,623,021

(Cost $1,926,840,695)
Securities Sold Short — (1.1)%
Common Stock — (1.1)%
Information Technology — (1.1)%
(83,500)	Texas Instruments, Inc.	(10,791,540)

	Total Common Stocks (Proceeds $10,000,190)	(10,791,540)

	Total Securities Sold Short- (1.1)% (Proceeds $10,000,190)	(10,791,540)

Other Assets & Liabilities, Net - (47.2)%		(472,595,001)

Net Assets — 100.0%		1,001,236,480

INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2019	Highland Income Fund

(a)   Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of September 30, 2019, the LIBOR USD 1 Month and LIBOR USD 3 Month rates were 2.02% and 2.09%, respectively. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(b) The issuer is, or is in danger of being, in default of its payment obligation.

(c)   Securities with a total aggregate value of $507,507,910, or 50.7% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Investment Portfolio for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(d)   Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $507,507,910, or 50.7% of net assets, were fair valued under the Fund’s valuation procedures as of September 30, 2019. Please see Notes to Investment Portfolio.

(e) Affiliated issuer. Assets with a total aggregate market value of $182,121,530, or 18.2% of net assets, were affiliated with the Fund as of September 30, 2019.
(f) Represents value held in escrow pending future events. No interest is being accrued.
(g) Perpetual security with no stated maturity date.
(h) Non-income producing security.
(i) As of September 30, 2019, investments with a total aggregate value of $139,561,019 were fully or partially segregated with broker(s)/custodian as collateral for reverse repurchase agreements.

(j) Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect September 30, 2019. LIBOR, otherwise known as London Interbank Offered Rate, is the benchmark interest rate that banks charge each other for short-term loans. Current LIBOR rates include 1 month which is equal to 2.02% and 3 months equal to 2.09%.

(k)   Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At September 30, 2019, these securities amounted to $305,420,876 or 30.5% of net assets.

INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2019	Highland Income Fund

(l) Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Market Value at Period End	Percent of Net Assets
Metro-Goldwyn- Mayer, Inc.	Common Stocks	12/20/2010	$21,845,688	$30,380,741	3.0%
TerreStar Corporation	Common Stocks	3/16/2018	$3,093,276	$7,544,066	0.8%

(m)	These positions represent claims that have been filed with the United States Bankruptcy Court Southern District of New York against Lehman Commercial Paper, Inc. UK Branch.
(n)	Rate shown is 7 day effective yield.

Foreign Domiciled Senior Loans Industry Concentration Table: (% of Net Assets)
Healthcare	0.8%
Information Technology	1.5%

2.3%

INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2019	Highland Income Fund

Purchased options contracts outstanding as of September 30, 2019 were as follows:

Description	Exercise price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
PURCHASED CALL OPTIONS:
October 2019 Calls on VIX	$19.00		October 2019	10,000	$16,240,000	$1,642,881	$1,070,000
October 2019 Calls on VIX	22.00		October 2019	10,000	16,240,000	892,881	700,000
November 2019 Calls on VIX	18.00		November 2019	10,000	16,240,000	2,727,881	2,500,000
USD Call/HKD Put	7.85		May 2020	143,000,000	1,121,005,600	1,000,000	525,655
USD Call/HKD Put	7.85		May 2020	65,750,000	515,427,400	500,000	248,752
USD Call/HKD Put	7.85		June 2020	91,000,000	713,367,200	600,000	355,819
USD Call/HKD Put	7.85		November 2019	300,000,000	2,351,760,000	1,000,000	287,136
USD Call/HKD Put	7.85		November 2019	138,500,000	1,085,729,200	500,000	159,642
USD Call/HKD Put	7.85		December 2019	225,000,000	1,763,820,000	600,000	288,495

						$9,463,643	$6,135,499

Written options contracts outstanding as of September 30, 2019 were as follows:

Description	Exercise price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
WRITTEN CALL OPTIONS:
October 19 Calls on VIX	$23.00		October 2019	(10,000)	$16,240,000	$(747,119)	$(520,000)
November 19 Calls on VIX	28.00		November 2019	(10,000)	16,240,000	(832,369)	(790,000)
						$(1,579,488)	$(1,310,000)

Futures contracts outstanding as of September 30, 2019 were as follows:

Description	Expiration Date	Number of Contracts	Notional Value	Value	Unrealized Appreciation
Long Futures:
Russell 2000 Index E-MINI	December 2019	(1,350)	$(106,727,410)	$(102,937,500)	$3,789,910

The average amount of borrowing by the Fund on reverse repurchase agreements outstanding during the period ended September 30, 2019 was $82,034,479 at a weighted average interest rate of 3.85%.

Reverse Repurchase Agreements outstanding as of September 30, 2019 were as follows:

Counterparty	Collateral Pledged	Interest Rate	Trade Date	Maturity Date	Repurchase Amount	Principal Amount	Value
	Acis CLO, Ltd., Series 2014-3A, Class E, VAR ICE LIBOR USD 3 Month+4.750%, 02/01/26	3.733	7/23/2019	10/23/2019	$(2,302,962)	$(4,000,000)	$(2,281,200)
	Acis CLO, Ltd., Series 2014-4A, Class E, VAR ICE LIBOR USD 3 Month+4.800%, 05/01/26	3.733	7/23/2019	10/23/2019	(9,996,136)	(14,750,000)	(9,901,675)
	Acis CLO, Ltd., Series 2014-5A, Class D, VAR ICE LIBOR USD 3 Month+4.340%, 11/01/26	3.283	7/23/2019	10/23/2019	(5,694,983)	(7,000,000)	(5,647,600)

INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2019	Highland Income Fund

Counterparty	Collateral Pledged	Interest Rate	Trade Date	Maturity Date	Repurchase Amount	Principal Amount	Value
	Acis CLO, Ltd., Series 2015-6A, Class E, VAR ICE LIBOR USD 3 Month+5.490%, 05/01/27	3.733	7/23/2019	10/23/2019	$(5,212,254)	$(7,500,000)	$(5,163,000)
	Acis CLO, Ltd., Series 2015-6A, Class D, VAR ICE LIBOR USD 3 Month+3.770%, 05/01/27	3.283	7/23/2019	10/23/2019	(804,090)	(1,000,000)	(797,400)
	BlueMountain CLO, Ltd., Series 2015-3A, Class ER, VAR ICE LIBOR USD 3 Month+8.080%, 04/20/31	4.038	7/9/2019	10/7/2019	(3,962,350)	(6,500,000)	(3,922,750)
	Catamaran CLO, Ltd., Series 2014-2A, Class D, VAR ICE LIBOR USD 3 Month+4.850%, 10/18/26	3.750	7/19/2019	10/15/2019	(2,176,773)	(3,000,000)	(2,157,000)
	CIFC Funding, Ltd., Series 2014-3A, Class FR2, VAR ICE LIBOR USD 3 Month+8.250%, 10/22/31	4.038	7/9/2019	10/7/2019	(3,081,800)	(5,000,000)	(3,051,000)
	Denali Capital CLO XI, Series 2015-1A, Class ER, VAR ICE LIBOR USD 3 Month+8.250%, 10/20/28	4.038	7/9/2019	10/7/2019	(3,076,871)	(4,600,000)	(3,046,120)
	Dryden 64 CLO, Series 2018-64A, Class F, VAR ICE LIBOR USD 3 Month+7.150%, 04/18/31	4.038	7/9/2019	10/7/2019	(2,039,533)	(3,500,000)	(2,019,150)
	FREMF Mortgage Trust, Series 2019-KF60, Class C, VAR LIBOR USD 1 Month+6.000%, 02/25/26	3.530	7/30/2019	10/30/2019	(45,819,528)	(60,669,313)	(45,409,880)
	GoldenTree Loan Opportunities IX, Ltd., Series 2018-9A, Class FR2, VAR ICE LIBOR USD 3 Month+7.640%, 10/29/29	4.020	9/30/2019	12/27/2019	(2,087,059)	(3,500,000)	(2,066,750)
	Jamestown CLO IX, Series 2019-9A, Class DR, VAR ICE LIBOR USD 3 Month+6.940%, 10/20/28	3.606	8/2/2019	10/31/2019	(4,099,754)	(5,500,000)	(4,063,125)
	Jay Park CLO, Ltd., Series 2018-1A, Class ER, VAR ICE LIBOR USD 3 Month+7.350%, 10/20/27	4.020	9/30/2019	12/27/2019	(3,585,693)	(6,000,000)	(3,550,800)
	LCM XIII, Ltd., Series 2016-13A, Class ER, VAR ICE LIBOR USD 3 Month+7.300%, 07/19/27	3.770	9/30/2019	12/27/2019	(2,261,047)	(3,000,000)	(2,240,400)
	LCM XXIII, Ltd., Series 2016-23A, Class D, VAR ICE LIBOR USD 3 Month+7.050%, 10/20/29	3.770	9/30/2019	12/27/2019	(741,673)	(1,000,000)	(734,900)
	Neuberger Berman CLO XX, Ltd., Series 2017-20A, Class FR, VAR ICE LIBOR USD 3 Month+7.450%, 01/15/28	4.020	9/30/2019	12/27/2019	(1,783,455)	(3,000,000)	(1,766,100)
	Palmer Square CLO, Ltd., Series 2019-1A, Class DR2, VAR ICE LIBOR USD 3 Month+6.250%, 05/21/29	3.770	9/30/2019	12/27/2019	(2,753,645)	(3,750,000)	(2,728,500)
	Shackleton CLO IX, Ltd., Series 2016-9A, Class E, VAR ICE LIBOR USD 3 Month+6.760%, 10/20/28	3.788	7/9/2019	10/7/2019	(1,139,136)	(1,500,000)	(1,128,450)
	Z Capital Credit Partners CLO, Ltd., Series 2015-1A, Class E, VAR ICE LIBOR USD 3 Month+5.970%, 07/16/27	3.733	7/23/2019	10/23/2019	(2,880,015)	(4,000,000)	(2,852,800)
	Z Capital Credit Partners CLO, Ltd., Series 2015-1A, Class E, VAR ICE LIBOR USD 3 Month+5.970%, 8.29%, 07/16/27	3.770	9/30/2019	12/27/2019	(2,209,703)	(3,250,000)	(2,189,525)

Total Reverse Repurchase Agreements						$(152,019,313)	$(106,718,125)

INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2019	Highland Income Fund

Organization

Highland Floating Rate Opportunities Fund (the “Fund”) is organized as an unincorporated business trust under the laws of The

Commonwealth of Massachusetts. The Fund is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the

Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.

On September 25, 2017, the Fund acquired the assets of Highland Floating Rate Opportunities Fund (the “Predecessor Fund”), a series of Highland Funds I, a Delaware statutory trust. The Fund is the successor to the accounting and performance information of the Predecessor Fund. This report includes information for the nine months ended September 30, 2019.

On November 3, 2017, shareholders of the Fund approved a proposal authorizing the Board of Trustees (the “Board”) of the Fund to

convert the fund from an open-end fund to a closed-end fund at a special meeting of shareholders. The Board took action to convert the Fund to a closed-end fund effective shortly after 4:00 p.m. Eastern Time on November 3, 2017 (the “Conversion Date”). The Fund also effected an approximately 1-for-2 reverse stock split of the Fund’s issued and outstanding shares on November 3, 2017, thereby reducing the number of shares outstanding. Shareholders were paid cash for any fractional shares resulting from the reverse stock split. The Fund began listing its shares for trading on the New York Stock Exchange (the “NYSE”) on November 6, 2017 under the ticker symbol “HFRO”. The Fund may issue an unlimited number of common shares, par value $0.001 per share (“Common Shares”). Prior to the Conversion Date, the Fund issued Class A, Class C, and Class Z shares. On May 20, 2019, the Fund changed its name to Highland Income Fund.

Basis of Consolidation

The Fund consolidates HFRO Sub, LLC (“HFRO Sub”), a Delaware wholly owned subsidiary, for financial reporting, and the holdings of HFRO Sub, LLC are included within the Consolidated Investment Portfolio for the Fund. HFRO Sub is a bankruptcy remote financing vehicle used to obtain leverage with the portfolio of bank loans serving as collateral. All inter-company accounts and transactions have been eliminated in the consolidation.

Valuation of Investments

In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the NYSE, National

Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that Highland Capital Management Fund Advisors, L.P. (“the Investment Adviser”) has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s net asset value (“NAV”)), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

INVESTMENT PORTFOLIO (unaudited)(continued)

As of September 30, 2019	Highland Income Fund

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of September 30, 2019, the Fund’s investments consisted of senior loans, foreign denominated or domiciled senior loans,

collateralized loan obligations, corporate bonds and notes, U.S. asset-backed securities, non-U.S. asset-backed securities, claims,

common stocks, registered investment companies, cash equivalents, rights and warrants. The fair value of the Fund’s senior loans and bonds are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans and bonds that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, registered investment companies, rights and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity,

including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

INVESTMENT PORTFOLIO (unaudited)(continued)

As of September 30, 2019	Highland Income Fund

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Fund’s assets as of September 30, 2019 is as follows:

	Total value at September 30, 2019		Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Highland Income Fund
Assets
U.S. Senior Loans
Commercial Services	$32,078,223		$—	$32,078,223	$—
Communication Services	20,447,532		—	14,493,136	5,954,396
Consumer Discretionary	28,458,809		—	28,458,809	—
Consumer Products	16,416,569		—	16,416,569	—
Energy	27,158,165		—	27,158,165	—
Financial	24,915,827		—	24,915,827	—
Gaming/Leisure	10,941,700		—	—	10,941,700
Healthcare	77,147,567		—	42,830,907	34,316,660
Housing	11,945,941		—	11,945,941	—
Industrials	33,904,492		—	25,162,433	8,742,059
Information Technology	113,554,373		—	55,129,373	58,425,000
Manufacturing	6,479,267		—	6,479,267	—
Oil & Gas	9,051,222		—	9,051,222	—
Real Estate	21,210,192		—	21,210,192	—
Retail	49,665,035		—	49,665,035	—
Service	52,160,128		—	52,160,128	—
Transportation	13,359,259		—	13,359,259	—
Utilities	25,800,435		—	25,800,435	—
Preferred Stock
Energy	16,539,728		—	16,539,728	—
Financial	33,218,931		—	33,218,931	—
Real Estate	242,029,880		—	14,201,490	227,828,390
Collateralized Loan Obligations	216,514,222		—	216,514,222	—
Common Stocks
Communication Services	46,871,411		8,946,604	30,380,741	7,544,066
Consumer Discretionary	7,649,821		—	7,649,821	—
Energy	9,362,562		4,905,030	4,457,531	1
Gaming/Leisure	—	(1)	—	—	—	(1)
Healthcare	502,875		502,875	—	—
Housing	—	(1)	—	—	—	(1)
Industrials	563,911		—	563,911	—
Information Technology	1,950,012		1,950,012	—	—
Materials	2,208,360		—	1,495,160	713,200
Real Estate	61,304,052		601,216	—	60,702,836
LLC Interest	91,188,988		—	—	91,188,988
Agency Collateralized Mortgage Obligations	90,110,254		—	90,110,254	—
Corporate Bonds & Notes
Energy	1,101,400		—	25,000	1,076,400
Industrials	189,000		—	189,000	—
Information Technology	—	(1)	—	—	—	(1)
Real Estate	1,415,000		—	1,415,000	—
Utilities	36,815,884		—	36,815,884	—
Foreign Denominated or Domiciled Senior Loans
Canada	8,306,965		—	8,306,965	—
Luxembourg	15,063,300		—	15,063,300	—
Registered Investment Companies	17,735,334		17,735,334	—	—
Purchased Call Options	6,135,499		6,135,499	—	—
Non-U.S. Government Bonds

INVESTMENT PORTFOLIO (unaudited)(continued)

As of September 30, 2019	Highland Income Fund

Sovereign	1,839,371	—	1,839,371	—
Rights
Utilities	989,311	—	989,311	—
Warrants
Energy	174,030	—	174,030	—
Industrials	22,076	—	—	22,076
Claims	52,138	—	—	52,138
Cash Equivalents	73,970	73,970	—	—

Total Assets	1,484,623,021	40,850,540	$936,264,571	507,507,910

Liabilities
Securities Sold Short
Common Stocks
Information Technology	(10,791,540)	(10,791,540)	—	—

Total Liabilities	(10,791,540)	(10,791,540)	—	—

Total	$1,473,831,481	$30,059,000	$936,264,571	$507,507,910

(1)	This category includes securities with a value of zero.

The table below sets forth a summary of changes in the Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the period ended September 30, 2019.

	Balance as of December 31, 2018	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains/ (Losses)	Net Unrealized Gains/ (Losses)	Net Purchase	Net (Sales)	Balance as of September 30, 2019	Change in Unrealized Appreciation (Depreciation) from Investments at September 30, 2019
U.S. Senior Loans
Communication Services	$5,472,828	$—	$—	$—	$—	$16,859	$464,709	$—	$5,954,396	$16,859
Gaming/Leisure	10,002,768	—	—	—	—	—	938,932	—	10,941,700	—
Healthcare	24,398,513	—	—	—	—	3,571,185	6,346,962	—	34,316,660	3,571,185
Industrials	8,269,728	—	—	397,939	—	(218,861)	293,253	—	8,742,059	(218,861)
Information Technology	57,000,000	—	—	—	—	1,425,000	—	—	58,425,000	1,425,000
Real Estate	1,228,016	—	—	(6,343)	—	42,159	—	(1,263,832)	—	42,159
Preferred Stock
Real Estate	214,305,563	—	—	—	—	12,373,827	1,149,000	—	227,828,390	12,373,827
Common Stocks
Communication Services	7,566,587	—	—	—	—	(22,521)	—	—	7,544,066	(22,521)
Energy	1	—	—	—	—	—	—	—	1	—
Materials	2,844,759	—	—	—	—	(2,131,559)	—	—	713,200	(2,131,559)
Media	1,258,086	—	—	—	—	6,598,465	—	(7,856,551)	—	6,598,465
Real Estate	17,207,035	—	—	—	—	158,985	43,336,816	—	60,702,836	158,985
LLC Interest	—	—	—	—	—	—	91,188,988	—	91,188,988	—
Corporate Bonds & Notes
Energy	1,076,400	—	—	—	—	—	—	—	1,076,400	—
Warrants
Industrials	88,054	—	—	—	—	(65,978)	—	—	22,076	(65,978)
Information Technology	51,729	—	(18,641)	—	—	(33,088)	—	—	—	(33,088)
Claims	52,138	—	—	—	—	—	—	—	52,138	—
Total	$350,822,205	$—	$(18,641)	$391,596	$—	$21,714,473	$143,718,660	$(9,120,383)	$507,507,910	$21,714,473

INVESTMENT PORTFOLIO (unaudited)(continued)

As of September 30, 2019	Highland Income Fund

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. For the period ended September 30, 2019, there were no transfers between Levels.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at 9/30/2019	Valuation Technique	Unobservable Inputs	Input Value(s)
Preferred Stock	$227,828,390	Net Asset Value	N/A	N/A
		Discounted Cash Flow	Discount Rate	8.5%
			Internal Rate of Return	14.0%
U.S. Senior Loans	118,379,815	Adjusted Appraisal	Liquidity Discount	10%
			Asset Specific Discount	10%
		Multiples Analysis	Multiple of EBITDA less CAPEX	6.00x - 11.75x
		Transaction Analysis	Multiple of EBITDA less CAPEX	10.0x - 12.0x
		Transaction Indication of Value	% of Par	30.0% - 35.0%
		Black-Scholes Model	Volatility Assumption	25%
		Discounted Cash Flow	Discount Rate	8.9% - 17.75%
			Spread Adjustment	0.1% - 1.75%
Common Stocks	68,960,103	Multiples Analysis	Multiple of EBITDA less CAPEX	6.00x - 11.75x
			Multiple of EBITDA	7.50x - 9.25x
			Unadjusted Price/MHz-PoP	$0.12 - $0.95
			Risk Discount	55.2% - 59.8%
		Discounted Cash Flow	Discount Rate	11.5 - 15.0%
			Terminal Multiple	7.0x
		Transaction Analysis	Multiple of EBITDA	3.5x - 9.0x
			Multiple of EBITDA less CAPEX	10.0x - 12.0x
		Transaction Indication of Value	% of Par	30.0% - 35.0%
		Black-Scholes Model	Volatility Assumption	25%
		Net Asset Value	N/A	N/A
LLC Interest	91,188,988	Discounted Cash Flow	Discount Rate	2.46% - 4.54%
Corporate Bonds	1,076,400	Liquidation Analysis	Claim Amount: Percent of Par	6.9%
Claims	52,138	N/A	N/A	N/A
Warrants	22,076	Discounted Cash Flow	Discount Rate	11.5% - 14.0%
			Terminal Multiple	7.0x
		Multiples Analysis	Multiple of EBITDA	7.50x - 9.25x
		Transaction Analysis	Multiple of EBITDA	8.5x - 9.0x
Total	$507,507,910

INVESTMENT PORTFOLIO (unaudited)(continued)

As of September 30, 2019	Highland Income Fund

In addition to the unobservable inputs utilized for various valuation methodologies, the Investment Adviser frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Investment Adviser assesses the methodologies and ascribes weightings to each methodology. The selection of weightings is an inherently subjective process, dependent on professional judgement. These selections may have a material impact to the concluded fair value for such holdings.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, the Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investments Portfolio for the Fund.

Derivative Transactions

The Fund is subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objective or policies.

INVESTMENT PORTFOLIO (unaudited)(continued)

As of September 30, 2019	Highland Income Fund

Affiliated Issuers

Under Section 2 (a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund for the period ended September 30, 2019:

Issuer	Shares at December 31, 2018	Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales of Affiliated Issuers	Change in Unrealized Appreciation/ Depreciation	Ending Value as of September 30, 2019	Shares at September 30, 2019	Affiliated Income
Majority Owned, Not Consolidated
Allenby (Common Stocks)	1,291,881	$1	$101,797	$—	$—	$(101,797)	1	1,393,678	$19,896
Claymore (Common Stocks)	8,698,220	9	671,970	—	—	(671,970)	9	9,370,190	5,082,401
Other Affiliates
CCS Medical, Inc. (U.S. Senior Loans & Common Stocks)	52,229,448	24,398,513	6,633,831	—	—	3,284,316	34,316,660	55,260,321	—
EDS Legacy Partners (U.S. Senior Loans)	57,000,000	57,000,000	—	—	—	1,425,000	58,425,000	57,000,000	3,579,125
Gambier Bay LLC (Common Stocks)	10,939,879	1,258,086	—	(7,856,551)	—	6,598,465	—	—	—
LLV Holdco LLC (U.S. Senior Loans, Common Stocks and Warrants)	12,552,393	10,002,768	938,932	—	—	—	10,941,700	13,677,126	27,382
Nevada Land Group (U.S. Senior Loans)	1,743,503	—	—	—	1,743,503	(1,743,503)	—	—	49,304
NexPoint Strategic Opportunities Fund (Registered Investment Company)	427,345	8,516,986	9,983,151	(338,560)	—	(426,243)	17,735,334	989,143	880,100
NFRO REIT SUB, LLC (Common Stocks)	802,563	17,207,025	49,780,000	—	—	(6,284,199)	60,702,826	2,918,931	—

Total	$145,685,232	$118,383,388	$68,109,681	$(8,195,111)	$1,743,503	$2,080,069	$182,121,530	$140,609,389	$9,638,208